EXHIBIT 21.1


                         SUBSIDIARIES OF THE REGISTRANT


                                                  Jurisdiction of           % of Voting
                                                   incorporation         Securities Held at
                NAME OF CORPORATION               or organization       December 31, 2005 (a)
                -------------------             -------------------    -----------------------

  CompX Group, Inc.                                  Delaware                   82(e)
      CompX International Inc.                       Delaware                   83(b)
  Kronos Worldwide, Inc.                             Delaware                   36(d)
  EWI RE, Inc.                                       New York                  100
  NL Industries (USA), Inc.                          Texas                     100
  NLO, Inc.                                          Ohio                      100
  Salem Lead Company                                 Massachusetts             100
  153506 Canada Inc.                                 Canada                    100
  NL Environmental Management Services, Inc.         New Jersey                100(c)
      EMS Financial, Inc.                            Delaware                  100
  The 1230 Corporation                               California                100
  United Lead Company                                New Jersey                100


(a)  Held by the Registrant or the indicated subsidiary of the Registrant
(b)  Subsidiaries of CompX  International  Inc. are incorporated by reference to
     Exhibit 21.1 of CompX's Annual Report on Form 10-K for the year ended December 31, 2005 (File No. 1-13905). The Registrant holds an additional 2% of CompX directly.
(c) Registrant directly owns 71% and indirectly owns 29% via 153506 Canada, Inc.
(d)  Subsidiaries  of Kronos  Worldwide,  Inc. are  incorporated by reference to
     Exhibit 21.1 of Kronos' Annual Report on Form 10-K for the year ended December 31, 2005 (File No. 1-31763)
(e) Titanium Metals Corporation, an affiliate of the Registrant, ("TIMET") owns the remaining 18% of CompX Group, Inc.